Consolidated Financial Statements

Financial Guaranty Insurance Company and Subsidiaries
September 30, 2007

              Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                               September 30, 2007




                                   Contents

Consolidated Balance Sheets at September 30, 2007 (Unaudited)
  and December 31, 2006.............................................  1
Consolidated Statements of Income for the Three Months and Nine
  Months Ended September 30, 2007 and 2006 (Unaudited)..............  2
Consolidated Statements of Cash Flows for the Nine Months Ended
  September 30, 2007 and 2006 (Unaudited)...........................  3
Notes to Consolidated Financial Statements (Unaudited)..............  4

            Financial Guaranty Insurance Company and Subsidiaries

                         Consolidated Balance Sheets
               (Dollars in thousands, except per share amounts)


                                                  September 30,     December 31,
                                                        2007         2006
                                                     --------------------------
Assets                                               (Unaudited)
Fixed maturity securities, available for sale, at
  fair value (amortized cost of  $3,905,829 in 2007  $
  and $3,627,344 in 2006)                              3,901,176    $3,627,007
Variable interest entity fixed maturity securities,
  held to maturity at amortized cost                     750,000     750,000
Short-term investments                                   131,047     211,726
                                                     --------------------------
Total investments                                      4,782,223   4,588,733

Cash and cash equivalents                                 67,014      29,963
Accrued investment income                                 55,369      49,843
Reinsurance recoverable on losses                          3,425       1,485
Prepaid reinsurance premiums                             204,638     156,708
                                                                      93,170
Policy acquisition costs deferred, net                   113,439
Receivable from related parties                            1,381       2,483
 Property and equipment, net of accumulated
    depreciation of  $3,124 in 2007 and $2,107 in
    2006                                                  12,291       2,617
Foreign deferred tax asset                                 3,942       3,491

Derivative assets                                        190 314
Prepaid expenses and other assets                         27,176      17,275
                                                     --------------------------
Total assets                                           5,271,088   4,946,082
                                                     ==========================

Liabilities and stockholders' equity
Liabilities:
  Unearned premiums                                    1,442,018   1,347,592
  Loss and loss adjustment expense reserves               40,239      40,299
  Ceded reinsurance balances payable                       9,682       7,524
  Accounts payable, accrued expenses and other
   liabilities                                            46,869      41,588

  Derivative liabilities                                 224,273       1,817
  Payable for securities purchased                         5,447      10,770
  Variable interest entity floating rate notes           750,000     750,000
  Accrued interest expense - variable interest
   entity                                                  1,511       1,298
  Capital lease obligations                                2,299       2,941
  Current income taxes payable                            25,541      17,520
  Deferred income taxes                                    3,307      76,551
  Dividends payable                                           --      10,000
                                                     --------------------------
Total liabilities                                      2,551,186   2,307,900
                                                     --------------------------

Stockholders' equity:
  Common stock, par value $1,500 per share; 10,000
   shares authorized, issued and outstanding              15,000      15,000
  Additional paid-in capital                           1,908,818   1,901,799
  Accumulated other comprehensive income, net of tax       9,271       6,500
  Retained earnings                                      786,813     714,883
                                                     --------------------------
Total stockholders' equity                             2,719,902   2,638,182
                                                     --------------------------
Total liabilities and stockholders' equity           $ 5,271,088  $4,946,082
                                                     ==========================

See accompanying notes to consolidated financial statements.

              Financial Guaranty Insurance Company and Subsidiaries

                        Consolidated Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)


                                    Three months ended     Nine months ended
                                       September 30,         September 30,
                                     2007        2006       2007       2006
                                  ---------------------------------------------
Revenues:
  Gross direct and assumed
  premiums written                   $122,268   $ 85,030    $350,419    $337,571
  Ceded premiums written              (28,351)   (18,440)    (72,128)   (53,751)
                                  ---------------------------------------------
  Net premiums written                 93,917     66,590     278,291     283,820
  Change in net unearned premiums     (19,298)    (3,852)    (46,496)   (89,775)
                                  ---------------------------------------------
  Net premiums earned                  74,619     62,738     231,795     194,045

  Net investment income                39,795     35,803     115,468     102,160
  Interest income - investments
     held by variable interest
     entity                            10,901     10,033      31,013     24,628
  Net realized gains (losses)              20         (4)        336        (15)
  Net realized and unrealized
    (losses) gains on
    credit derivative contracts      (206,221)     1,110    (222,077)       339
  Other income                            180        490       1,525      1,532
                                  ---------------------------------------------
Total revenues                        (80,706)   110,170     158,060    322,689
                                  ---------------------------------------------

Expenses:
    Loss and loss adjustment
expenses                               (2,031)       520      (6,237)    (1,679)
  Underwriting expenses                23,586     20,879      74,749     67,776
  Policy acquisition costs
  deferred, net                        (8,858)    (8,736)    (30,613)   (30,243)
  Amortization of policy
    acquisition costs deferred          3,848      1,930      11,502      7,486
  Interest expense - debt held
    by variable interest entity        10,901     10,033      31,013     24,628
  Other operating expenses                793        425       1,571      1,298
                                  ----------------------------------------------
Total expenses                         28,239     25,051      81,985     69,266
                                  ----------------------------------------------

(Loss) Income before income taxes    (108,945)    85,119      76,075    253,423

Income tax (benefit) expense          (47,409)    21,556      (5,855)    63,939
                                  ----------------------------------------------
Net (loss) income                    $(61,536)  $ 63,563     $81,930   $189,484
                                  ==============================================

See accompanying notes to consolidated financial statements.

              Financial Guaranty Insurance Company and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (Unaudited)
                             (Dollars in thousands)

                                                    Nine months ended
                                                      September 30,
                                                    2007        2006
                                                 ------------------------
      Operating activities
      Net income                                 $  81,930  $  189,484
      Adjustments to reconcile net income to
        net cash provided by operating
        activities:
        Amortization of policy acquisition          11,502       7,486
         costs deferred
        Policy acquisition costs deferred, net     (30,613)    (30,243)
        Depreciation of property and equipment         970         875
        Amortization of fixed maturity              26,385      24,973
         securities
        Amortization of short-term investments          57          82
        Net realized (gains) losses on                (336)         15
         investments
        Stock compensation expense                   7,018       5,047
        Change in accrued investment income,
         prepaid expenses and other assets,
         foreign deferred tax asset and accrued
         interest expense, net                     (12,769)    (12,012)
        Change in net unrealized losses on
         credit derivative contracts               222,580       1,504
        Change in prepaid reinsurance premiums     (47,930)    (32,993)
        Change in reinsurance recoverable on        (1,940)      1,145
         losses
        Change in unearned premiums                 94,521     122,693
        Change in loss and loss adjustment             (60)     (7,112)
         expense reserves
        Change in receivable from related
         parties
        Change in ceded reinsurance balances
         payable and accounts payable, accrued
         expenses and other liabilities              1,102       6.993
                                                     6,800       3,797
        Change in current income taxes payable       8,021      20,751
        Change in deferred federal income taxes    (71,905)     14,083
                                                 ------------------------
      Net cash provided by operating activities    295,333     316,568
                                                 ------------------------

      Investing activities
      Sales and maturities of fixed maturity
        securities                                 186,555     124,598
      Purchases of fixed maturity securities      (489,630)   (418,167)
      Purchases, sales and maturities of
        short-term investments, net                 82,056      (1,509)
      Receivable for securities sold                (2,896)          -
      Payable for securities purchased              (5,323)          -
      Purchase of fixed assets                     (10,596)       (317)
      Purchase of investments held by variable
        interest entity                                  -    (750,000)
                                                 ------------------------
      Net cash used in investing activities       (239,834)  (1,045,395)
                                                 ------------------------
      Financing activities
      Proceeds from issuance of debt held by
        variable interest entity                         -     750,000
      Payment of dividends                         (20,000)    (10,000)
                                                 ------------------------
      Net cash provided by financing activities    (20,000)    740,000
                                                 ------------------------

      Effect of exchange rate changes on cash        1,552        (743)
                                                 ------------------------
      Net increase in cash and cash equivalents     37,051      10,430
      Cash and cash equivalents at beginning of
        period                                      29,963      45,077
                                                 ------------------------
      Cash and cash equivalents at end of period  $ 67,014  $   55,507
                                                 ========================

See accompanying notes to consolidated financial statements.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                                   (Unaudited)


               (Dollars in thousands, except per share amounts)


1. Business and Organization

Financial Guaranty Insurance Company (the "Company") is a wholly owned subsidiary of FGIC Corporation ("FGIC Corp."). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc., "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and "AAA" by Fitch Ratings, Inc. The Company is licensed to write financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. Basis of Presentation

The consolidated  financial statements include the accounts of the Company and
all  other  entities  in  which  the  Company  has  a  controlling   financial
interest.  All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for fair presentation have been included. Operating results for the three- and nine-month periods ended September 30, 2007 are not necessarily indicative of results that may be expected for the year ending December 31, 2007. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2006, including the accompanying notes.

Certain  2006  amounts  have  been   reclassified   to  conform  to  the  2007
presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


3. Review of Financial Guaranty Industry Accounting Practices

On April 18, 2007, the Financial Accounting Standards Board ("FASB") issued an Exposure Draft of a Proposed Statement of Financial Accounting Standards entitled Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60. The proposed statement addresses accounting for loss reserving, premium recognition and additional disclosures regarding financial guaranty insurance contracts. Currently, the financial guaranty industry accounts for financial guaranty insurance contracts under Statement of Financial Accounting Standards ("SFAS") No. 60, Accounting and Reporting by Insurance Enterprises, which was developed prior to the emergence of the financial guaranty industry. As SFAS No. 60 does not specifically address financial guaranty contracts, there has been diversity in the manner in which different financial guarantors account for these contracts. The purpose of the proposed statement is to provide authoritative guidance on accounting for financial guaranty contracts that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. The FASB held a public round table meeting with respondents to the exposure draft in September 2007 to discuss significant issues raised in the comment letters. The exposure draft is scheduled to be redeliberated in the fourth quarter of 2007 and it is anticipated that the final pronouncement will be issued in the first quarter of 2008. Upon the issuance of the final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and disclosures.

4. New Accounting Pronouncements

In June 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"), an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109 and prescribes metrics for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on other matters related to accounting for income taxes. FIN 48 is applicable for fiscal years beginning after December 15, 2006. The Company adopted the provisions of FIN 48 on January 1, 2007. (See note 7.)

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


4. New Accounting Pronouncements (continued)

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities, and addresses issues raised in SFAS No. 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The primary objectives of SFAS No. 155 are:
(i) with respect to SFAS No. 133, to address accounting for beneficial interests in securitized financial assets and (ii) with respect to SFAS No. 140, to eliminate a restriction on the passive derivative instruments that a qualifying special purpose entity may hold. SFAS No. 155 is effective for those financial instruments acquired or issued after January 1, 2007. The Company adopted SFAS No. 155 on January 1, 2007.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and requires additional disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but its application could change current practices in determining fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 157 and its potential impact on the Company's financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities--Including an amendment of FASB Statement No. 115. SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 does not require any new fair value measurements. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the implications of SFAS No. 159 and its potential impact on the Company's financial statements.

5. Premium Refundings

Unearned premiums represent the portion of premiums received applicable to future periods on insurance policies in force. When an obligation insured by the Company is refunded by the issuer prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased by the issuer prior to stated maturity. Premiums earned on refundings were $6,816 and $5,833 for the three months ended September 30, 2007 and 2006, respectively, and $38,294 and $28,598 for the nine months ended September 30, 2007 and 2006, respectively.

              Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


6. Loss and Loss Adjustment Expense Reserves

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing insured portfolio surveillance. The reserves are necessarily based upon estimates and subjective judgments about the outcomes of future events, and actual results will likely differ, possibly materially, from these estimates. At September 30, 2007, the Company had case reserves of $29,273, credit watchlist reserves of $9,437 and an unallocated loss adjustment expense reserve of $1,529. At December 31, 2006, the Company had case reserves of $27,029, credit watchlist reserves of $11,741 and an unallocated loss adjustment expense reserve of $1,529.

Losses and loss adjustment expenses for the nine-month period ended September 30, 2007 reflect claim reimbursements of $4,475 received by the Company in May 2007 for claims paid during 2006 and 2005 related to an insured obligation of an investor-owned utility impacted by Hurricane Katrina. The Company had previously not recorded a recovery for these claims due to the status of the utility's bankruptcy filing.

7. Income Taxes

The Company files a consolidated  U.S.  federal tax return with FGIC Corp. The
Company   also  files   separate   returns  in  various   state  and   foreign
jurisdictions.

The Company adopted the provisions of FIN 48 on January 1, 2007. The Company's liability for unrecognized tax benefits was not impacted as a result of the adoption of FIN 48.

As of September 30, 2007, the balance of unrecognized tax benefits reflected in current income taxes payable was $26,180 of which $14,247 related to tax positions for which the ultimate deductibility is certain but for which there is uncertainty as to the timing of deductibility. A disallowance as to the timing of the recognition of these tax positions would not result in a change to the annual effective tax rate but would accelerate the payment of cash to the taxing authority. Interest and penalties on any disallowance would also affect the annual effective tax rate.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


7. Income Taxes (continued)

The Company recognizes accrued interest and penalties related to unrecognized tax benefits where the ultimate recognition is uncertain. Tax expense related to interest and penalties amounted to approximately $198 and $0 for the three months ended September 30, 2007 and 2006, respectively, and $423 and $0 for the nine months ended September 30, 2007 and 2006, respectively.
Approximately, $423 and $0 were accrued for the payment of interest and penalties at September 30, 2007 and December 31, 2006, respectively, which is included as a component of the balance of unrecognized tax benefits.

In the second quarter of 2006, the Internal Revenue Service ("IRS") commenced an examination of the Company's consolidated U.S. income tax returns for 2003 and 2004. The examination was completed in the second quarter of 2007. Upon completion of the audit, previously unrecognized tax benefits of $5,354 relating to the years under examination were recognized. As a result of completion of the examination, the Company is not subject to U.S. federal income tax examination by the IRS for years before 2005.

During the three- and nine-month periods ended September 30, 2007 the gross increase in unrecognized tax benefits as a result of tax positions taken during the current period were $5,266 and $13,556 respectively. There were no decreases in unrecognized tax benefits as a result of tax positions taken in the current period.

The Company's U.S. federal effective corporate tax rates of (44.88)% and 24.96% for the three months ended September 30, 2007 and 2006, respectively, and (10.11)% and 25.04% for the nine months ended September 30, 2007 and 2006, respectively, were less than the statutory corporate tax of 35%, primarily due to the impact of the net unrealized losses on credit derivative contracts on income before income tax expense (see note 9). In addition, the tax-exempt interest received on investments and the recognition of tax benefits related to the 2003 and 2004 examination years lowered the effective tax rate.

The Company's United Kingdom operations are subject to examination by foreign tax authorities for the years since they commenced operation in 2004.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


8. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $7,856 and $5,705 for the three months ended September 30, 2007 and 2006, respectively, and $24,398 and $21,176 for the nine months ended September 30, 2007 and 2006, respectively.

9. Derivative Instruments

Certain financial guaranty contracts (primarily credit default swaps) issued by the Company are considered derivatives under SFAS No.133. Accordingly, these contracts are recognized on the Consolidated Balance Sheet at their fair value, and changes in fair value are recognized immediately in earnings. The Company considers these agreements to be a normal extension of its financial guaranty insurance business and intends to hold the contracts until maturity. Under the terms of the credit derivative contracts, the Company is not required to post collateral, and in the event the underlying obligation were to default, payments would not be accelerated and would be made on a pay as you go basis. The Company's total outstanding principal insured net of reinsurance on these contracts was $32,599,298 as of September 30, 2007 and $22,696,360 as of December 31, 2006.

The Company believes that the most meaningful presentation of the financial statement impact of these credit derivative contracts is to record revenue as installments are received as a component of premiums, and to record claims payments, expected claims, loss and loss adjustment expenses, and changes in fair value as "Net realized and unrealized gains (losses) on credit derivative contracts" in the Consolidated Statements of Income. The Company recorded net earned premiums under these agreements of $8,124 and $21,866 for the three- and nine-month periods ended September 30, 2007, respectively. The Company recorded net earned premiums under these agreements of $5,101 and $13,879 for the three- and nine-month periods ended September 30, 2006, respectively. As of September 30, 2007, the Company had recorded no losses or loss adjustment expenses related to these contracts. Management's determination that no loss reserves were required at September 30, 2007 was necessarily based upon estimates and subjective judgments about the outcomes of future events. Actual results will likely differ, possibly materially, from these estimates. This determination will be evaluated as additional information becomes available, and loss reserves may be recorded on these contracts in future periods.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


9. Derivative Instruments (continued)

Since quoted market values are not available for the credit derivative contracts, the realized and unrealized gains and losses attributable to these contracts are recognized in the Consolidated Statements of Income by recording their fair value, as determined each quarter based on internally developed models. These models require market-driven inputs, including dealer quotes for the underlying bonds, credit spreads and yield curves. The models calculate a theoretical exit price and reflect management's best judgment about current market conditions. There may be volatility in the market-driven inputs obtained from an illiquid CDS market, and differences may exist between available market data and the assumptions used by management to estimate the fair value of these instruments. Accordingly, the valuation results from the model could differ materially from amounts that would be realized in the market if the derivative were traded. Moreover, volatile market conditions are likely to cause future valuations to differ, possibly materially, from those reflected in the current period.

The following table summarizes the net realized and unrealized (losses) gains on credit derivative contracts.
                                          Three months ended
                                              September 30,
                                          ----------------------
                                              2007      2006
                                          ----------------------
            Change in net unrealized       $(206,595)
            (losses) gains                            $  1,110
            Realized gains                      374          -
                                          ----------------------
            Net realized and unrealized
            (losses) gains on credit
            derivative contracts           $(206,221) $  1,110
                                          ======================


                                           Nine months ended
                                             September 30,
                                        -------------------------
                                             2007       2006
                                        -------------------------
            Change in net unrealized
            (losses) gains               $(222,580)   $ (1,504)
            Realized gains                     503       1,843
                                        -------------------------
            Net realized and
            unrealized (losses) gains
            on credit derivative
            contracts                    $(222,077)   $    339
                                        =========================


The increase in net unrealized losses for the three- and nine-month periods ended September 30, 2007 primarily related to increases in credit spreads on certain structured finance obligations insured by the Company, most significantly collateralized debt obligations supported by asset backed securities. The increase in credit spreads reduced the fair value of the Company's CDS contracts related to these insured obligations.

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


10. Comprehensive Income

Accumulated other comprehensive income of the Company consists of net unrealized gains and losses on investment securities and foreign currency translation adjustments. The components of total comprehensive (loss) income for the three- and nine-month periods ended September 30, 2007 and 2006 were as follows:

                              Three months ended
                                September 30,
                           -------------------------
                               2007         2006
                           -------------------------
Net (loss) income            $ (61,536)    $63,563
Other comprehensive
  income                        39,718      55,555
                           -------------------------
Total comprehensive          $ (21,818)   $119,118
(loss) income
                           =========================


                              Nine months ended
                                September 30,
                          --------------------------
                              2007         2006
                          --------------------------
 Net income                 $81,930       $189,484
 Other comprehensive
   income                     2,771        16,741
                          --------------------------
 Total comprehensive        $84,701       $206,225
 income
                          ==========================

The components of other comprehensive income for the three- and nine-month periods ended September 30, 2007 and 2006 were as follows:

                                        Three months ended September 30,
                                                      2007
                                      -------------------------------------
                                        Before                   Net of
                                          Tax                     Tax
                                        Amount        Tax        Amount
                                      -------------------------------------
Unrealized holding gains arising
  during the period                   $    54,664    $(19,132)   $ 35,532
Reclassification of gains realized
  in net income                              (20)           7         (13)
                                      -------------------------------------
Unrealized gain on investments             54,644    (19,125)       35,519
Foreign currency translation
  adjustment                                6,460     (2,261)        4,199
                                      -------------------------------------
Total other comprehensive income      $    61,104   $(21,386)     $ 39,718
                                      =====================================

             Financial Guaranty Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements
                             (Unaudited) (continued)


               (Dollars in thousands, except per share amounts)


10. Comprehensive Income (continued)


                                        Three months ended September 30,
                                                      2006
                                      -------------------------------------
                                        Before
                                          Tax                  Net of Tax
                                        Amount        Tax        Amount
                                      -------------------------------------

Unrealized holding gains arising         $ 83,621  $(29,267)   $   54,354
  during the period
Reclassification of losses realized
  in net income                                 4        (2)            2
                                      -------------------------------------
Unrealized gain on investments             83,625   (29,269)       54,356
Foreign currency translation
  adjustment                                1,847      (648)        1,199
                                      -------------------------------------
Total other comprehensive income       $   85,472   $(29,917)  $   55,555
                                      =====================================


                                      Nine months ended September 30, 2007
                                      -------------------------------------
                                        Before                   Net of
                                          Tax                     Tax
                                        Amount        Tax        Amount
                                      -------------------------------------
Unrealized holding losses arising
  during the period                      $(4,544)  $    1,591     $(2,953)
Reclassification of gains realized
  in net income                             (336)         117        (219)
                                      -------------------------------------
Unrealized loss on investments            (4,880)       1,708      (3,172)
Foreign currency translation
  adjustment                                9,143     (3,200)        5,943
                                      -------------------------------------
Total other comprehensive income         $ 4,263  $   (1,492)     $ 2,771
                                      =====================================


                                      Nine months ended September 30, 2006
                                      -------------------------------------
                                        Before
                                          Tax                  Net of Tax
                                        Amount        Tax        Amount
                                      -------------------------------------
Unrealized holding gains arising         $ 18,718    $ (6,551)   $ 12,167
  during the period
Reclassification of losses realized
  in net income                                15          (6)          9
                                      -------------------------------------
Unrealized gain on investments             18,733      (6,557)     12,176
Foreign currency translation
  adjustment                                7,025      (2,460)      4,565
                                      -------------------------------------
Total other comprehensive income       $   25,758      (9,017)   $ 16,741
                                      =====================================